AMENDMENT NO. 3
                                       TO
                                CREDIT AGREEMENT


     Amendment No. 3, dated December 20, 1999 (the "Amendment"), to Credit Agreement dated August 19, 1998 (as amended, the "Agreement") by and among MATLACK (DE), INC. (the "Company"), MATLACK, INC. ("MI"), SPECIALIZED DEDICATED FLEETS, INC., successor by merger to Safeway Chemical Transportation, Inc. ("SDF"), BRITE-SOL SERVICES, INC. ("BSS"), MATLACK LEASING CORPORATION. ("ML"), SUPER SERVICE, INC. ("SSI") (the Company, MI, SCT, BSS, ML and SSI are each individually and collectively referred to as the "Borrowers"), jointly and severally, the banking institutions signatories hereto and named in Exhibit A attached hereto and such other institutions that hereafter become a "Bank" pursuant to ss.11.4 hereof (collectively, the "Banks" and individually a "Bank") and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Banks under this Agreement ("First Union", which shall mean in its capacity as agent unless specifically stated otherwise). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                              Preliminary Statement

     WHEREAS, the Borrowers have requested that the Agreement be amended in the manner hereinafter set forth and that waivers of non-compliance by the Borrowers with certain financial covenants be granted as provided herein.

     WHEREAS, the Banks are willing to amend the Agreement in the manner hereinafter set forth and grant the requested waivers.

     NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Amendment of Section 1.1. The following definitions shall be added to ss.1.1 of the Agreement:

     "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles) and the amount of capitalized lease obligations incurred by such Person.

     "Consolidated Net Loss" shall mean for any period, the consolidated net loss of the Company and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP.

     "Overadvances" shall mean Loans and L/C Obligations outstanding that exceed the Borrowing Base.


Amendment No. 3 to                                                         Dated
Credit Agreement                      - 1 -                    December 20, 1999

     "Permitted Overadvances" shall mean Overadvances up to but not exceeding the following amounts for the periods listed.

                  Period                          Permitted Overadvance
                  ------                          ---------------------
               October 1999                            $3,300,000
               November 1999                           $3,900,000
               December 1999                           $6,000,000
               January 2000                            $4,500,000
               February 2000                           $2,500,000
               March 2000                              $1,525,000
               April 2000                              $1,000,000
               May 2000                                $  500,000

     The following definitions set forth in ss.1.1 of the Agreement shall be and hereby are amended and restated in their entireties to read as follows:

     "Current Maturities" shall mean Indebtedness due within one year other than Indebtedness with respect to the Obligations.

     "Fixed Charge Coverage Ratio" shall mean the ratio of EBITDA plus Rental and Lease Expense to the sum of Consolidated Total Interest Expense, Rental and Lease Expense, Current Maturities and 25% of Obligations, determined on a rolling four quarter basis, except that for the period October 1, 1999 through September 30, 2000 the determination shall not be on a rolling four quarter basis but instead shall be determined on a year-to-date basis, i.e. the determination for the Fiscal Quarter ending December 31, 1999 shall EBITDA plus Rental and Lease Expense for that Fiscal Quarter in relation to 1/4 of the actual and anticipated sum of Consolidated Total Interest Expense, Rental and Lease Expense, Current Maturities and 25% of the Obligations for the twelve month period October 1, 1999 through September 30, 2000. For the Fiscal Quarter ending March 31, 2000 the calculation shall include EBITDA plus Rental and Lease Expense for the two Fiscal Quarters then ended in relation to 1/2 of the actual and anticipated sum of Consolidated Total Interest Expense, Rental and Lease Expense, Current Maturities and 25% of the Obligations for the twelve month period October 1, 1999 through September 30, 2000. For the Fiscal Quarter ending June 30, 2000 the calculation shall include EBITDA plus Rental and Lease Expense for the three Fiscal Quarters then ended in relation to 3/4 of the actual and anticipated sum of Consolidated Total Interest Expense, Rental and Lease Expense, Current Maturities and 25% of the Obligations for the twelve month period October 1, 1999 through September 30, 2000. For the Fiscal Quarter ending September 30, 2000 and for all Fiscal Quarters ending thereafter, the determination on a rolling four quarter basis.


Amendment No. 3 to                                                         Dated
Credit Agreement                      - 2 -                    December 20, 1999

     "LIBO Rate Margin" shall mean the percentage listed in the following table.

          Fixed Charge Coverage Ratio                           LIBO Rate Margin
          ---------------------------                           ----------------
          Equal to or less than 1.0                                  3.250%
          Greater than 1.00 but less than or equal to 1.05           3.000%
          Greater than 1.05 but less than or equal to 1.15           2.750%
          Greater than 1.15                                          2.250%

     with such Fixed Charge Coverage Ratio to be computed as of the last quarterly compliance period.

     "Unused Fee Percentage" shall mean the percentage listed in the following table.

          Fixed Charge Coverage Ratio                      Unused Fee Percentage
          ---------------------------                      ---------------------
          Equal to or less than 1.0                                0.625%
          Greater than 1.00 but less than or equal to 1.05         0.500%
          Greater than 1.05 but less than or equal to 1.15         0.500%
          Greater than 1.15                                        0.375%

     with such Fixed Charge Coverage Ratio to be computed as of the last quarterly compliance period.

     2. New Section 2.6(g). A new Section, ss.2.6(g), shall be and hereby is added to the Agreement which shall be as set forth below.

     "(g) Permitted Overadvances. Permitted Overadvances shall bear interest on the unpaid principal amount thereof at the higher of (1) the rate then applicable to Base Rate Loans or (2) the maximum rate then applicable to LIBO Rate Loans, plus (3) 0.25%."

     3. Amendment of Section 5.1(a) and (b). Section 5.1(a) and 5.1(b) each shall be and hereby is amended to add the phrase ", together with management's discussion and analysis of the important operational and financial developments during such period." at the end thereof.

     4. New Section 5.1(c). A new Section, ss.5.1(c), shall be and hereby is added to the Agreement which shall be as set forth below.

     "(c) Monthly Statements. As soon as available, but not later than 45 days after the end of each calendar month (commencing with the month of December
     1999), a copy of the unaudited consolidated balance sheet of the Company as of the end of such quarter and the related consolidated statements of income, shareholders equity and cash flows for the period commencing on the first day and ending on the last day of such month, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Borrowers and the Subsidiaries, together with management's discussion and analysis of the important operational and financial developments during such period."

     5. New Section 5.1(d). A new Section, ss.5.1(d), shall be and hereby is added to the Agreement which shall be as set forth below.


Amendment No. 3 to                                                         Dated
Credit Agreement                      - 3 -                    December 20, 1999

     "(d) Monthly Statements. Promptly following the receipt thereof by any Borrower, a copy of any "management letter" (including but not limited to any engagement letter or other report to management, the Board of Directors or any committee of the Board of Directors) received by such Person from the certified public accountants for the Borrowers and any responses thereto."

     6. New Section 6.11. A new Section, ss.6.11, shall be and hereby is added to the Agreement which shall be as set forth below.

     "6.11 Limitation on Capital Expenditures. For the Fiscal Year ending September 30, 2000, incur Capital Expenditures (a) for revenue equipment in excess of $6,400,000 or (b) for other purposes, including but not limited to real and other tangible property, in excess of $4,300,000."

     7. Amendment of Section 7.1. Section 7.1 shall be and hereby is amended and restated in its entirety to be as set forth below.

     "7.1 Minimum Tangible Net Worth. To and through September 29, 1999, Tangible Net Worth of the Company, on a consolidated basis, will be equal to or greater than the sum of (i) $45,000,000 and (ii) 50% of Consolidated Net Income for each Fiscal Quarter ending after December 31, 1997, without deduction for any net losses. From and after September 30, 1999, Tangible Net Worth of the Company, on a consolidated basis, will be equal to or greater than the sum of (i) that amount which is $500,000 less than the Tangible Net Worth set forth in the Company's audited financial statements for the Fiscal Year ended September 30, 1999, and (ii) 50% of Consolidated Net Income for each Fiscal Quarter ending after September 30, 1999, without deduction for any net losses."

     8. Waiver of Section 7.1 Non-Compliance. At September 29, 1999, the Borrowers' Tangible Net Worth was less than the Minimum Tangible Net Work required by ss.7.1 of the Agreement. The Banks hereby waive the non-compliance by the Borrowers' with said covenant to and including September 29, 1999.

     9. Amendment of Section 7.2. Section 7.2 shall be and hereby is amended and restated in its entirety to be as set forth below.

     "7.2 Fixed Charge Coverage Ratio. To and including September 29, 1999, the Company, on a consolidated basis, shall not incur a Fixed Charge Coverage Ratio of less than 0.9 to 1.0 for any period ending on or before that date. From and after September 30, 1999, the Company, on a consolidated basis, shall not incur a Fixed Charge Coverage Ratio of less than (a) 0.8 to 1.0 for the period September 30, 1999 through December 31, 1999, (b) 0.9:1.0 for the period January 1, 2000 through March 31, 2000, (c) 0.95:1.0 for the period April 1, 2000 through June 30, 2000, (d) 1.0:1.0 for the period July 1, 2000 through September 30, 2000, or (e) 1.15:1.0 from and after October 1, 2000."

     10. Waiver of Section 7.2 Non-Compliance. At September 29, 1999 and at various time prior thereto, the Borrowers' Fixed Charge Coverage Ratio was less than the Fixed Charge Coverage Ratio required by ss.7.2 of the Agreement. The Banks hereby waive the non-compliance by the Borrowers' with said covenant to and including September 29, 1999.

     11. Amendment of Section 7.4. Section 7.4 shall be and hereby is amended and restated in its entirety to be as set forth below:


Amendment No. 3 to                                                         Dated
Credit Agreement                      - 4 -                    December 20, 1999

     "7.4 Borrowing Base. The aggregate principal amount of Loans and L/C Obligations outstanding shall not at any time exceed the Borrowing Base plus Permitted Overadvances or the Aggregate Loan Commitment, whichever is less; provided, however, that this covenant shall not be deemed breached if, at the time such aggregate amount exceeds said level, within four Business Days after the earlier of the date any Borrower first has knowledge of such excess or the date of the next Borrowing Base Certificate disclosing the existence of such excess, a prepayment of Loans shall be made in an amount sufficient to assure continued compliance with this covenant in the future."

     12. New Section 7.5. A new Section, ss.7.5, shall be and hereby is added to the Agreement which shall be as set forth below.

     "7.5 No Quarterly Net Losses. The Company shall not suffer a Consolidated Net Loss for any Fiscal Quarter ending after September 30, 1999."

     13. Representations and Warranties. The Borrowers hereby restate the representations and war ranties made in the Agreement as amended and/or waived by this Amendment, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

     14. Covenants. The Borrowers hereby represent and warrant that they are in compliance and have complied with each and every covenant set forth in the Agreement as amended by this Amendment, including but not limited to Articles 5 and 6 thereof, on and as of the date hereof as amended by this Amendment and as waived by the waivers granted herein.

     15. No Default. The Borrowers hereby confirm that no Event of Default or Potential Default exists under the Agreement as amended by this Amendment and as waived by the waivers granted herein.

     16. Affirmation. The Borrowers each hereby affirms its absolute and unconditional promise to pay to each Bank and First Union National Bank, as agent under the Agreement, the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby or may be affected by the waivers granted herein.

     17. Corporate Authorization and Delivery of Documents. Each Bank shall have received (a) copies, certified as of the date hereof, of all action taken by the Borrowers and any other necessary Person to authorize this Amendment and such other papers as any Bank shall require, (b) a copy of a Certificate of Good Standing for each Borrower in the jurisdiction of formation of each entity and in the jurisdiction where its executive offices are located, (c) a certificate signed by the secretary or assistant secretary of each Borrower, together with the true signature of the officer or officers authorized to execute and deliver this Amendment, upon which the Banks shall be entitled to rely conclusively until they shall have received a further certificate of the secretary or assistant secretary of each Borrower changing the prior certificate and submitting the signature of the officer or officers named in the new certificate as being authorized to execute and deliver Loan Documents and certificates thereunder, and (d) a favorable written opinion to the Banks from counsel for the Borrowers substantially in the same form and substance as that delivered in connection with the execution and delivery of the Agreement on August 19, 1998.

     18. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     19. Effect of Waivers. The waivers granted herein waive compliance by the Borrowers with the Credit Agreement only to the extent and in the manner herein specifically set forth, and in all other respects the Credit Agreement and the Loan Documents pertaining thereto are ratified and confirmed.


Amendment No. 3 to                                                         Dated
Credit Agreement                      - 5 -                    December 20, 1999

     20. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


                                         MATLACK (DE), INC.

                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


                                         MATLACK, INC.

                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


                                         SPECIALIZED DEDICATED FLEETS, INC.
                                         successor by merger to Safeway Chemical
                                         Transportation, Inc.

                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


                                         BRITE-SOL SERVICES, INC.

                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


Amendment No. 3 to                                                         Dated
Credit Agreement                      - 6 -                    December 20, 1999

                                         MATLACK LEASING CORPORATION

                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


                                         SUPER SERVICE, INC.

                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


                                         FIRST UNION NATIONAL BANK

                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


                                         CHASE BANK OF TEXAS, N.A.

                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


                                         BANKBOSTON, NA

                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


Amendment No. 3 to                                                         Dated
Credit Agreement                      - 7 -                    December 20, 1999

                                         SUNTRUST BANK, ATLANTA


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


Amendment No. 3 to                                                         Dated
Credit Agreement                      - 8 -                    December 20, 1999